SUPPLEMENT DATED NOVEMBER 28, 1995
             TO THE PROSPECTUS DATED APRIL 28, 1995
                               FOR
            MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


     The disclosure appearing under the caption "Portfolio
Managers" is amended by adding the following:

     Effective November 1, 1995, Thomas R. Robinson is responsible for the day-to-day management of American Balanced Fund, Flexible Strategy Fund, Global Strategy Focus Fund and Quality Equity Fund. Mr. Robinson has been a Senior Portfolio Manager of the Company since 1995. Prior thereto, Mr. Robinson was employed by Merrill Lynch & Co.'s Global Securities Research & Economics Group where he served as Manager of International Equity Strategy from 1989 to 1995.



                              16097-KIT, 16536-KIT, 16586, 16587
                              16116-KIT, 16117-KIT, 16142-KIT,
			      16145-KIT


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